                                                                   EXHIBIT 3.15

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "DANBURY PHARMACAL, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

  THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

  CERTIFICATE OF INCORPORATION, FILED THE TENTH DAY OF JULY, A.D. 1969, AT 9 O'CLOCK A.M.

  CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "R. H. MAXWELL & CO., INC." TO "DANBURY PHARMACAL, INC.", FILED THE NINTH DAY OF JUNE, A.D. 1970, AT 9 O'CLOCK A.M.

  CERTIFICATE OF AMENDMENT, FILED THE SIXTEENTH DAY OF MAY, A.D. 1973, AT 9 O'CLOCK A.M.

  CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SIXTH DAY OF DECEMBER, A.D. 1973, AT 9 O'CLOCK A.M.

  CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIFTH DAY OF APRIL, A.D. 1995, AT 1:45 O'CLOCK P.M.

  CERTIFICATE OF CORRECTION, FILED THE THIRTY-FIRST DAY OF MARCH, A.D. 1997, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State
0720218 8310         [SEAL]

971427380                                 AUTHENTICATION: 8809423

                                          DATE: 12-12-97

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                               ----------------

  AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

  AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO
DATE.

  AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO
DATE.

                                          /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State
0720218 8310         [SEAL]
                                          AUTHENTICATION: 8809423


971427380
                                          DATE: 12-12-97

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "R. H. MAXWELL & CO., INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF JULY, A.D. 1969, AT 9 O'CLOCK A.M.

                                          [SEAL]
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State
                                          AUTHENTICATION: 8810136
                                          DATE: 12-13-97
0720218 8100


971427381

                          CERTIFICATE OF INCORPORATION

                                       OF

                           R. H. MAXWELL & CO., INC.

  The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

  FIRST: The name of the corporation (hereinafter called the "corporation") is
R. H. MAXWELL & CO., INC.

  SECOND: The address, including the street, number, city, and country, of the registered office of the corporation in the State of Delaware is 299 South State Street, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address in The Prentice-Hall Corporation System, Inc.

  THIRD: The corporation shall have the power to engage in, and it shall be the purpose of the corporation and the nature of its business to engage in, any lawful acts and activities for which corporations may be organized under the General Corporation Law of Delaware, and to exercise and enjoy all the powers, rights and privileges granted to or conferred upon corporations under the General Corporation Law of Delaware.

  FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 1,000,000. The par value of each of such shares is $.10. All such shares are of one class and are shares of Common Stock.

  FIFTH: The name of the incorporator is Sylvia Schachner and her mailing address is 200 Park Avenue, New York, N.Y. 10017.

  SIXTH: The corporation is to have perpetual existence.

  SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor of stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

  EIGHTH: No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participated in the meeting of the Board of Directors or a committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

    (1) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or Committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

    (2) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or

    (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

  Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

  NINTH: (a) The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'

fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

  (b) The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjusted to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

  (c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

  (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum is disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

  (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in subsection (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this section.

  (f) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation should have the power to indemnify him against such liability under the provisions of this section.

  TENTH: The original by-laws of the corporation shall be adopted by the incorporator named herein. Thereafter, by-laws may be made, and shall be subject to alteration and repeal, by the stockholders of the corporation, at any annual or special meeting, and by the board of directors at any regular or special meeting; provided, however, that by-laws made or altered by the board of directors may be altered or repealed by the stockholders at any annual or special meeting.

  ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed at New York, New York, on July 9, 1969.

                                                  /s/ Sylvia Schachner
                                          -------------------------------------
                                                      Incorporator

STATE OF NEW YORK

                        ss.:
COUNTY OF NEW YORK

  BE IT REMEMBERED that personally appeared before me, the undersigned, a Notary Public authorized to take acknowledgment of deeds by the laws of the place where the foregoing certificate of incorporation was signed, SYLVIA SCHACHNER, the incorporator who signed the foregoing certificate of incorporation, known to me personally to be such, and I having made known to her the contents of said certificate of incorporation, she acknowledged the same to be her act and deed, and that the facts therein stated are truly set forth.

  GIVEN under my hand on July 9, 1969.

                                                       [illegible]
                                          _____________________________________
                                                      Notary Public

                                                         [SEAL]

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE        PAGE 1

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "R. H. MAXWELL & CO., INC.", CHANGING ITS NAME FROM "R. H. MAXWELL & CO., INC." TO "DANBURY PHARMACAL, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF JUNE, A.D. 1970, AT 9 O'CLOCK A.M.

                             [SEAL]           /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:
0720218 8100                                             8810137
                                          DATE:

971427381                                               12-13-97

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           R. H. MAXWELL & CO., INC.

  It is hereby certified that:

  1. The name of the corporation (hereinafter called the "Corporation") is R.
H. Maxwell & Co., Inc.

  2. The certificate of incorporation of the Corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said article of the following new article:

    "FIRST: The name of the corporation (hereinafter called the "Corporation') is DANBURY PHARMACAL, INC."

  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                 Flushing, New York                June 4th
  Executed at
           ------------------------------ on------------------------ , 1970

       /s/ Thomas M. Shanahan                     /s/ Henry Schein
------------------------------------    ------------------------------------
         Thomas M. Shanahan                   Henry Schein, President
               [SEAL]

           /s/ Ira Sacks
------------------------------------
        Ira Sacks, Secretary

STATE OF NEW YORK

                        ss.:
COUNTY OF QUEENS

  BE IT REMEMBERED that, on June 4, 1970, before me, a notary public duly authorized by law to take acknowledgement of deeds, personally came Henry Schein, President of R.H. Maxwell & Co., Inc., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

  GIVEN under my hand on June 4, 1970.

[SEAL]                                           /s/ Thomas M. Shanahan
                                          -------------------------------------
                                                      Notary Public

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE        PAGE 1

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DANBURY PHARMACAL, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MAY, A.D. 1973, AT 9 O'CLOCK A.M.

                             [SEAL]           /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:
0720218 8100                                             8810138
                                          DATE:

971427381                                               12-13-97

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                            DANBURY PHARMACAL, INC.

  It is hereby certified that:

  1. The name of the corporation (hereinafter called the "Corporation") is Danbury Pharmacal, Inc.

  2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH to read as follows:

    "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000,000 shares, which shall be divided into two classes consisting of 500,000 shares of Preferred Stock, par value $.10 per share (hereinafter referred to as "Preferred Stock") and 500,000 shares of Common Stock, par value $.10 per share (hereinafter referred to as "Common Stock").

A. PREFERRED STOCK.

  (1) 150,000 shares of Preferred Stock are hereby constituted as a series of Preferred Stock designated as "Preferred Stock, Series A" (hereinafter referred to as "Series A Stock") with the powers, preferences and rights hereinafter set forth.

  (a) The holders of the Series A Stock shall be entitled to receive, with respect to each fiscal year of the Corporation during which any of the Series A Stock is outstanding, cash dividends out of the net profits realized by the Corporation during such fiscal year, and not to exceed an annual rate of $.02 per share, payable on the first day of July in the succeeding fiscal year, if, as and when declared by the Board of Directors, out of funds at the time legally available for the payment of dividends. Dividends on the Series A Stock, to the extent equal to the net profits realized by the Corporation as aforesaid, shall be cumulative and shall accrue from and after the date of issuance thereof. No dividends shall be declared, paid or set apart for payment on any other series of Preferred Stock or on Common Stock unless and until all dividends on the Series A Stock that have accrued for all past dividend periods and the annual dividend on the Series A Stock for the current dividend period to the extent accrued shall have been paid or declared and a sum sufficient for the payment thereof set apart.

  (b) In the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any other series of Preferred Stock or of Common Stock, the holders of Series A Stock shall be entitled to receive payment of an amount equal to $.40 per share plus an amount equal to all unpaid cumulative dividends accrued thereon, pursuant to subparagraph (1)(a) hereof to the date of final distribution to such holders, and no more. If the assets of the Corporation, or the proceeds thereof available for distribution to its shareholders shall be insufficient to pay in full all amounts to which the holders of Series A Stock are entitled, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable were paid in full. For the purposes of this sub-paragraph (1)(b), the voluntary sale, lease, exchange or transfer of all or substantially all of the Corporation's assets, or the consolidation or merger of the Corporation with or into any other corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

  (c) The Corporation may, at its option, at any time or from time to time, redeem the whole or any part of the Series A Stock at a redemption price equal to $.40 per share, plus an amount equal to all unpaid cumulative dividends accrued thereon, pursuant to subparagraph (1)(a) hereof, to the date of redemption. In the event the Corporation shall determine to redeem less than all of the shares of the Series A Stock then outstanding, the Board of Directors shall determine the shares of Series A Stock so to be redeemed by lot or pro rata or by any other means which the Board of Directors deems equitable. Notice of any proposed redemption of any Series A Stock shall be given by the Corporation by mailing a copy of such notice at least thirty (30) days prior to the date fixed for such redemption to the holders of record of the Series A Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. If on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificates for shares of Series A Stock so called for redemption shall not have been surrendered for cancellation, the shares represented there-by shall no longer be deemed outstanding, all dividends thereon shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment of the redemption price and accrued and unpaid cumulative dividends to the date of redemption) shall cease and determine.

  (d) So long as any of the Series A Stock is outstanding the Corporation will not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Series A Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at an annual meeting or a special meeting called for the purpose, (i) create any other class or series of stock ranking prior to, or on a parity with, the Series A Stock, either as to dividends or upon liquidation, or increase the authorized number of shares of any such other class or series of stock or of the Series A Stock, or (ii) amend, alter or repeal any of the provisions hereof so as adversely to affect the preferences, rights or powers of the Series A Stock.

  (e) Except as specifically provided in this subparagraph (1) or as otherwise required by law, no holder of the Series A Stock shall be entitled to any voting rights or to receive notice of, or participate in, any meeting of stockholders.

  (2) Subject to the provisions of subparagraph (1) above, the designations, powers, preferences and rights in respect of shares of Preferred Stock other than shares of Series A Stock shall be as follows:

  Shares of Preferred Stock may be issued from time to time in one or more series, as may from time to time de determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

    (a) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

    (b) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

    (c) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

    (d) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

    (e) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

    (f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

    (g) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine; provided, however, that each holder of Preferred Stock shall have no more than one vote in respect of each share of Preferred Stock held by him on any matter voted upon by the stockholders.

B. COMMON STOCK:

  (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article Fourth), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article Fourth, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

  (2) After distribution in full of the preferential amount, if any (fixed in accordance with the provisions of Paragraph A of this Article Fourth), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

  (3) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article Fourth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on al matters voted upon by the stockholders.

C. OTHER PROVISIONS:

  (1) Subject to the provisions of subparagraph 1 of Paragraph A of this Article Fourth, the relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article Fourth and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article Fourth that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

  (2) Subject to the provisions of subparagraph 1 of this Paragraph C, shares of any series of Preferred Stock may be issued form time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

  (3) Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determined and on such terms and for such consideration as shall be fixed by the Board of Directors.

  (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon."

  3. In connection with the foregoing amendment, 125,000 shares of Common Stock, par value $.10 per share, all of which are presently issued and outstanding, are hereby changed into 134,375 shares of Preferred Stock, Series A, par value $.10 per share.

  4. The amendment of the Certificate of Incorporation herein certified has been duly adopted by the written consent of the holders of all the outstanding stock of the Corporation in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

  5. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

Signed and attested to on May 7, 1973.

                                          DANBURY PHARMACAL, INC.

                                                      /s/ Ira Sacks
                                          By __________________________________
                                                   Ira Sacks, President

Attest:

           /s/ Helen Slade
-------------------------------------
       Helen Slade, Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE        PAGE 1

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DANBURY PHARMACAL, INC.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY DAY OF DECEMBER, A.D. 1973, AT 9 O'CLOCK A.M.

                             [SEAL]           /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

0720218 8100                              AUTHENTICATION: 8810139


971427381                                 DATE: 12-13-97

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                            DANBURY PHARMACAL, INC.

  It is hereby certified that:

  1. The name of the corporation (hereinafter called the "Corporation") is Danbury Pharmacal, Inc.

  2. The Certificate of Incorporation of the Corporation hereby amended:

  (a) By striking out the first paragraph of Article FOURTH thereof and substituting in lieu thereof the following new paragraph to read as follows:

    "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000,000 shares, which shall be divided into three classes consisting of 500,000 shares of Preferred Stock, par value $.10 per share (hereinafter referred to as "Preferred Stock"), 5,000 shares of Voting Common Stock, par value $.10 per share (hereinafter referred to as "Voting Common Stock") and 495,000 shares of Non-Voting Common Stock, par value $.10 per share (here-inafter referred to as "Non-Voting Common Stock"). (The Voting Common Stock and Non-Voting Common Stock are sometimes hereinafter collectively referred to as "Common Stock.")

  (b) By striking out subparagraph 3 of Paragraph B of Article FOURTH thereof and substituting in lieu thereof the following new subparagraph to be read as follows:

    "(3) Except as may otherwise be required by law or by the provisions of such resolutions or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article Fourth, each holder of Voting Common Stock shall have one vote in respect of each share of Voting Common Stock held by him on all matters voted upon by the stockholders, and no holder of Non-Voting Common Stock shall be entitled to any voting rights or to receive notice of, or participate in, any meeting of stockholders. In all other respects, the rights, preferences and limitations of shares of Non-Voting Common Stock shall be identical with those of shares of Voting Common Stock."

  3. In connection with the foregoing amendment, 3,750 shares of Common Stock, par value $.10 per share, all of which are presently issued and outstganding, consisting of 1,250 shares represented by certificate number 4 and 2,500 shares represented by certificate number 5, are hereby changed into 3,750 shares of Voting Common Stock, par value $.10 per share, and 373,250 shares of Common Stock, par value $.10 per share, all of which are presently issued and outstanding, consisting of all of the shares represented by certificates number 1, 2, 6 and 7, 123,500 shares represented by certificate number 4 and 246,750 shares represented by certificate number 5, are hereby changed into 373,250 shares of Non-Voting Common Stock, par value $.10 per share.

  4. The amendment of the Certificate of Incorporation herein certified has been duly adopted by the written consent of the holders of all the outstanding stock of the Corporation in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

  5. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

Signed and attested to on November 30, 1973.

                                          DANBURY PHARMACAL, INC.

                                                       /s/ Ira Sacks
                                          By __________________________________
                                            Ira Sacks, President

Attest:

           /s/ Helen Slade
-------------------------------------
       Helen Slade, Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE        PAGE 1

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DANBURY PHARMACAL, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF APRIL, A.D. 1995, AT 1:45 O'CLOCK P.M.

                             [SEAL]           /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:
0720218 8100                                             8810140
                                          DATE:

971427381                                               12-13-97

                                                              STATE OF DELAWARE
                                                             SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 01:45 PM 04/25/1995
                                                              950090838--720218

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                            DANBURY PHARMACAL, INC.

                        (PURSUANT TO SECTION 242 OF THE
               GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

  It is hereby certified that:

  1. The name of the corporation is Danbury Pharmacal, Inc. (the
"Corporation"). The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 10, 1969.

  2. The Board of Directors of the Corporation duly adopted a resolution proposing and declaring it advisable that Article FOURTH of the Certificate of Incorporation of the Corporation be amended in its entirety to read as follows:

    FOURTH. The aggregate number of shares of stock which the Corporation shall have authority to issue is 60, of which 10 shares of the par value of $.01 per share shall be designated "Common Stock" and 50 shares of the par value of $.01 per share shall be designated "Preferred Stock."

    Upon the filing in the office of the Secretary of State of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation whereby this Article Fourth is amended to read as set forth herein, each 50 issued and outstanding shares of voting Common Stock, par value $.10 per share, of the Corporation shall be automatically reclassified as and changed into one share of validly issued, fully paid and nonassessable share of voting Common Stock, par value $.01 per share, and each 14,562.5 issued and outstanding shares of Preferred Stock, par value $.10 per share, shall be automatically reclassified as and changed into one share of validly issued, fully paid and nonassessable share of Preferred Stock, par value $.01 per share. No scrip or fractional shares will be issued by reason of this Amendment.

  3. In lieu of a vote, written consent to the foregoing amendment has been given by the sole stockholder of the Corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, and such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  4. This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing this Certificate of Amendment with the office of the Secretary of State of the State of Delaware.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed in its name by its President and attested to by its Secretary this 21st day of April, 1995, and the statements contained herein are affirmed as true under penalties of perjury.

                                          DANBURY PHARMACAL, INC.

                                                   /s/ Martin Sperber
                                          -------------------------------------
                                                     Martin Sperber
                                                        President

ATTEST:

        /s/ Paul M. Feuerman
By: _________________________________
          Paul M. Feuerman
              Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE        PAGE 1

                               ----------------

  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DANBURY PHARMACAL, INC.", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MARCH, A.D. 1973, AT 9 O'CLOCK A.M.

                             [SEAL]           /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:
0720218 8100                                             8810138
                                          DATE:

971427381                                               12-13-97

                                                        STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 03/31/1997
                                                        971102141-0720218

                           CERTIFICATE OF CORRECTION

                                    TO THE

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                            DANBURY PHARMACAL, INC.

  Danbury Pharmacal, Inc., a Delaware corporation (the "Corporation"), does hereby certify:

  1. The name of the Corporation is Danbury Pharmacal, Inc.

  2. The Certificate of Amendment of the Certificate of Incorporation of the Corporation, which was filed by the Secretary of State on April 25, 1995, is hereby corrected.

  3. Said instrument is to be corrected: first, to correct a typographical error, such that the rate of reclassification of each issued and outstanding share of voting Common Stock of the Corporation shall have been 500 to 1, rather than 50 to 1; and second, to clarify that non-voting Common Stock of the Corporation shall have been eliminated.

  4. The second paragraph of Article Fourth of the Certificate of Incorporation of the Corporation in corrected form is as follows:

  "Upon the filing in the office of the Secretary of State of Delaware of this Certificate of Amendment to the Certificate of Incorporation whereby this Article Fourth is amended to read as set forth herein, each 500 issued and outstanding shares of voting Common Stock, par value $.01 per share, of the Corporation shall be automatically reclassified as and changed into one validly issued, fully paid and nonassessable share of voting Common Stock, par value $.01 per share, each issued and outstanding share of non-voting Common Stock, par value $.10 per share, of the Corporation shall be canceled and all authorized shares of such non-voting Common Stock shall be eliminated, and each

  14,562.5 issued and outstanding shares of Preferred Stock par value $.01 per share, shall be automatically reclassified as and changed into one validly issued, fully paid and nonassessable share of Preferred Stock, par value $.01 per share. No scrip or fractional shares will be issued by reason of this Amendment."

Executed on this 25th day of March 1997.

                                                    /s/ Paul Feuerman
                                          -------------------------------------
                                                Paul Feuerman, Secretary

                                       2